Exhibit 99.01

1 Rodman and Renshaw Presentation September 9, 2015 OTC QB : GNSZ Craig A. Dionne, PhD President & CEO

2 Safe Harbor Statement Safe Harbor Statement Under the Private Securities Litigation Reform Act of 1995: Any statements that are not historical facts are forward - looking statements that involve risks and uncertainties that could cause actual results to differ materially from those in the forward - looking statements, which may include, but are not limited to, factors related to GenSpera's anticipated growth strategies, the outcome of its clinical trials, future business development, ability to develop new products, expand to other related industries or markets in other geographical locations, and other information detailed from time to time in the Company's filings and future filings made with the United States Securities and Exchange Commission. Readers are advised that this information is intended for the use of investment professionals. Anyone interested in obtaining information on GenSpera should contact GenSpera directly. This presentation was developed by GenSpera and is intended solely for informational purposes and is not to be construed as an offer to sell or the solicitation of an offer to buy the Company's stock. This presentation is based upon information available to the public, as well as other information from sources which management believes to be reliable, but is not guaranteed by the Company as being accurate nor does it purport to be complete. Opinions expressed herein are those of management as of the date of the presentation and are subject to change without notice.

3 • Management has deep experience in oncology drug discovery and development • Highly - differentiated drugs utilizing natural, plant - derived toxin • Robust, global Intellectual Property platform through 2033 • Multiple value creation catalysts in 2015 and 2016 • Positive proof - of - concept Phase 2 hepatocellular carcinoma (HCC) trial • Highly encouraging data from ongoing Phase 2 glioblastoma (GBM) trial Corporate Overview

4 Milestones + Future Opportunity Identified 2003 Our Journey Begins POC in Animals 2006 First Financing 2007 IND Approved (10 weeks) 2009 Phase 1 Trial Begins 2010 Phase 2 HCC Trial 2013 Global Partnership Outreach 2015 / 2016 Global Mipsagargin Development 2015 / 2017 Next Generation GenSpera 2018 GenSpera 2015 - 2017 Entertain Partnerships Expand Trials Innovation - Driven Platform To Exploit Technologies Proof of Concept Validated 1/15/2015 Phase 2 Trials 2015 / 2016 Prostate Brain

5 • Unique, naturally derived cytotoxin has advantages in potency and significantly reduced side - effects • No apparent effect on bone marrow – combination with immunotherapy is viable • Minimal and manageable side effects • Highly differentiated from other anti - cancer approaches • Prolonged disease stabilization (via RECIST) in a significant percentage of HCC patients • Pharmacodynamic proof of principle via DCE - MRI imaging in HCC patients • Strongly encouraging interim results in GBM patients corroborate HCC data Mipsagargin – Highlights

6 Mipsagargin – Market Focus • Mipsagargin attacks a universal attribute of all solid tumors − PSMA • Tremendous global unmet need in numerous types of cancers • Indications eligible for FDA orphan drug designation (HCC granted, GBM pending) • GBM is potential stepping stone to larger indications (e.g., breast and lung cancer metastases to brain) Hepatocellular Carcinoma (HCC) • 3rd largest cancer - killer worldwide • Over 600k annual deaths worldwide • Over 700k new cases diagnosed annually worldwide • $1.4B ma rket size by 2019 Glioblastoma Multiforme (GBM) • 13K deaths annually in the US • Temodar reached peak sales of > $1B Prostate Cancer ( PCa ) • 221K new cases diagnosed annually in the US • $8.6B market size by 2022 Renal Cell Carcinoma (RCC) • 61K new cases diagnosed annually in the US • 14K deaths annually in the US

7 • World Class pedigree − technology developed at Johns Hopkins University and the University of Copenhagen − GenSpera holds exclusive license • Current i nfusion c omposition • Patent coverage in US to 2023 • Orphan Drug designation and patent restoration add significant coverage • Data exclusivity outside of US − up to 10 years after drug approval in EU • New composition of matter PCT − worldwide exclusivity expected through 2033 • Other applications filed for methods of use, formulations, process improvements • Development of commercial scale thapsigargin production is a barrier to generic intrusion • The name mipsagargin has novel stem – new drug class differentiation value Intellectual Property

8 Mechanism of Action: 1. Blood vessels feed living tumor 2. Drug circulates in bloodstream in benign fashion 3. Enzyme within blood vessels of tumor activates drug 4. Activated drug kills tumor blood vessels and cells 5. Death of entire tum or As a result: • Potential for Complete Tumor Kill • Fewer Side Effects Precision Targeting by Design

9 • RECIST criteria is limited by lack of tumor viability information • HCC patient with gastrohepatic metastatic lymph node involvement (gold arrows) • Increased hypoenhancement after mipsagargin treatment (right panel) suggests response HCC – Pharmacodynamic Proof of Principal via DCE - MRI Baseline Two months

10 HCC Phase 2 Trial • Advanced HCC patients previously treated with sorafenib. • Median time to progression of 4.5 months vs 2.1 month historical control (p<0.001). • Prolonged disease stabilization in a significant percentage of patients. 24% with stable disease > 5 months. • 63% of patients have best response of stable disease at 2 months. • Side - effect profile – Minimal and manageable (fatigue, nausea, rash, reversible creatinine increase). No apparent effect on bone marrow. • Proof of Concept – Imaging studies demonstrate dramatic effects on tumor blood flow.

11 Pt 007 T1 - MRI Pt 012 FLAIR - MRI GBM Initial Results: MRI Scans Baseline One Month

12 GBM Phase 2 Trial Interim Data • Recurrent GBM patients (prior surgery, radiation, temozolomide) • Simon two - stage design • Data in first 12 patients exceeded criteria required for expansion • Variable expression of PSMA – only 60% have 2+ or 3+ staining • Biomarker development funded by FDA grant • 3 of 11 evaluable patients experience clinical benefit • SD for at least 2 months, reduction in tumor volume (no PR) • 2 pts have 2+ staining, 3 rd pt PSMA status yet undetermined • 1 patient with stable disease at 7 months (ongoing) • Dramatic reduction in edema, off steroids • Side - effect profile similar to HCC trial

13 Mipsagargin – Clinical Development Plan • Phase 2 trial to be initiated in Q2’16 2020 2015 2017 2019 Mipsagargin 2016 2018 GBM Ph 2 Pivotal (Ph 2b/3) Filing / Approval • East Asian dose ranging Phase 2a to begin in Q1’16 • Pivotal study sites focused in East Asia, with some in US and EU • Current Phase 2 results expected Q1’16 • Adaptive pivotal trial design to be conducted at numerous sites worldwide HCC Pivotal (Ph 2b/3) Filing / Approval Ph 2a (Asia) PCa Ph 2 Note: Clinical development plan dependent on access to capital . Renal cancer program on hold; future development dependent on funding.

14 • Continue promising business development conversations under CDAs with potential pharma partners in in US, Asia and EU • Challenge to optimize value across multiple indications and territories • All key presentations and data are now in Chinese translations • Chinese version of GenSpera website is launched • Initiate clinical trials in HCC with advice from medical opinion leaders from the US, EU, Japan , South Korea, Taiwan and China • Continue aggressive enrollment in ongoing Phase 2 GBM trial • Bring second clinical trial site into study in near future • Planned expansion of management and staffing Business Highlights

15 • Targeted, prodrug platform has potential across a spectrum of tumors and drugs, enabling precision targeting of different cancers and minimized side effects • Mipsagargin – lead drug candidate with FDA Orphan Drug designation • Novel MOA demonstrating e fficacy , good safety profile and pan - tumor activity • Potential for multiple indications with significant commercial opportunity • Positive proof - of - concept Phase 2 hepatocellular carcinoma (HCC) trial • Highly encouraging data from ongoing Phase 2 glioblastoma (GBM) trial • Activity appears to correlate with PSMA staining intensity – opportunity for patient selection/precision medicine approach • On track to have results from Phase 2 trial in GBM in Q1’16 and to begin a Phase 2 trial for PCa in Q2’16 Key Investment Highlights

16 Proof of Concept/Data creating future value • Shareholders • Company options 2015 Tipping Point for growth (Trials 2 - for - 2) • Expanded Phase 2 glioblastoma studies • World Class Partnership outreach Undervalued • $30M Market Cap, comparable between $100M and $300M • Share price at $ 0.85 vs $3.00 or higher GenSpera in the News • Public Relations • Social Media Channels • 3rd Party endorsements Summary Recent Events August 19 , 2015 – GenSpera Provides 2nd Quarter Financials August 10 , 2015 – GenSpera Provides 2nd Quarter Corporate Update July 28, 2015 – GenSpera Phase II Abstract Accepted for Presentation at the Society of Neuro - Oncology 20th Annual Scientific Meeting July 20, 2015 – U.S. Court of Appeals Enters Judgment in Favor of GenSpera July 13, 2015 – Patent Application for GenSpera Partner Phyton Biotech is Published by World Intellectual Property Organization (WIPO) June 15, 2015 – National Institute of Health awards grant supporting GenSpera’s glioblastoma clinical trial June 9, 2015 – KTLA TV’s Health Smart showcases GenSpera’s cancer research

17 GenSpera, Inc. ( OTC QB: GNSZ) 2511 N Loop 1604 W, Suite 204 San Antonio, TX 78258 Craig Dionne, PhD CEO and Chairman (210) 479 - 8112 info@genspera.com Investor Relations Adam Holdsworth PCG Advisory Group (646) 862 - 4607 adamh@pcgadvisory.com Connect with GenSpera https://www.facebook.com/GenSpera https://twitter.com/GenSperaNews https://www.linkedin.com/company/genspera - inc - https://plus.google.com/u/0/b/111021404 725787491742/ 111021404725787491742 / posts https://www.youtube.com/ channel/UCdvATHFsc6Z LVgVMTJtPq3A http://www.thechairmansblog.com/genspera